Exhibit 99.1

and July 20, 2020 Analyst Day

Page 2 | Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist intereste d p arties in making their own evaluation with respect to a potential business combination between Velodyne Lidar , Inc. (“ Velodyne ” or the “Company”) and Graf Industrial Corp. (“Graf”) and related transactions (the “Proposed Business Combination”) and for no o the r purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent pe rmitted by law in no circumstances will Graf, Velodyne or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequenti al loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information co nta ined within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data us ed in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither Graf nor Velodyne has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. T his data is subject to change. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Velodyne or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Velodyne and the Proposed Business Combination and of the relevance and adequacy of the information contained herein and should make such other investigations as they deem necessary. Forward - Looking Statements Certain statements included in this Presentation that are not historical facts are forward - looking statements for purposes of th e safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, ” “ should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict o r i ndicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market and revenue opportunities, planned business strategies, the impact of the COVID - 19 pandemic, competitive position and technological and mark et trends. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Velodyne’s and Graf’s management and are not predictions of actual performance. These forward - looking statements are provided for illustra tive purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circ ums tances are difficult or impossible to predict and may differ materially from assumptions. Many actual events and circumstance s a re beyond the control of Velodyne and Graf. These forward - looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward - looking statements, including the inability of the parties to successfully or timely consummate the Proposed Business Combination or tha t the approval of the stockholders of Graf or Velodyne is not obtained; the inability of the post - Business Combination company to meet the NYSE's listing standards; costs related to the Proposed Business Combination; Velodyne’s ability to manage growth; Velodyne’s ability to execute its business plan; the timing of revenue from existing customers, including uncertainties related to the ability of Velodyne’s customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the C OV ID - 19 pandemic on Velodyne’s and its customers’ businesses; uncertainties related to Velodyne’s estimates of the size of the markets for its products and future revenue opportunities; the rate and degree of market accepta nce of Velodyne’s products; the success of other competing lidar and sensor - related products and services that exist or may become available; Velodyne’s ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne’s profitability; uncertainties related to Velodyne’s current litigation and potential litigation involving GRAF or Velodyne or the validity or enforceability of Velodyne’s intellectual property; Velodyne’s ability to partner with and rely on third party manufacturers; general economic and market conditions impacting demand for Velodyne’s products and services ; changes in applicable laws or regulations; and those factors discussed in the preliminary Proxy S tatement relating to the Proposed Business Combination filed with the SEC on July 15, 2020 (the “Proxy Statement”), Graf’s Annual Report on Form 10 - K for the year ended December 31, 2019 and Quarterly Report on Form 10 - Q for the quarter ended March 31, 2020, in each case, under the headings “Risk Factors” and other do cuments of Graf filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking sta tements. There may be additional risks that neither Graf nor Velodyne presently know or that Graf and Velodyne currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In additio n, forward - looking statements reflect Graf’s and Velodyne’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Graf and Velodyne anticipate that subsequent events and developments may cause Graf’s and Velodyne’s assessments to change. However, while Graf and Velodyne may elect to update these forward - looking statements at some point in the future, Graf and Velodyne specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing Graf’ s and Velodyne’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Use of Projections This Presentation contains projected financial information with respect to Velodyne . Such projected financial information constitutes forward - looking information, and is included herein for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation sho ul d not be regarded as a representation by any person that the results reflected in such forecasts will be achieved .

Page 3 | Disclaimer (Cont’d) Financial Information; Non - GAAP Financial Measures Some of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. A ccordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Proxy Statement that was filed by Graf with the SEC. Some of the financial information and data contained in this Presentation, such as A djusted EBITDA and free cash flow, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as Operating Income plus Depreciation & Amortization and other one - time charges. Free cash flow is defined as Cash Flow from Operations minus Capital Expenditures. For a reconciliation of these non - GAAP financial measures, please see the page entitled "Reconciliation of Non - GAAP Financials" at the end of this Presentation . Graf and Velodyne believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Velodyne’s financial condition and results of operations. Velodyne’s management uses these non - GAAP measures for purposes of budgeting, planning and other purposes. Graf and Velodyne believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projec ted operating results and trends in and in comparing Velodyne’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isola tion or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in Velodyne’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by mana ge ment about what is excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitation s, management presents non - GAAP financial measures together with GAAP results. You should review Velodyne’s audited financial statements, which were included in the Proxy Statement filed by Graf with the SEC. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessa ry for such reconciliation. Important Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination, Graf has filed a preliminary Proxy S tatement with the SEC and intends to file a definitive Proxy Statement, when available, that will be distributed to holders of Graf’s common stock in connection with Graf’s solicitation of proxies for the vote by Graf’s stockholders with respect to the Proposed Business Combination and othe r m atters as described in the Proxy S tatement . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AV AILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAF, VELODYNE AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the prel imi nary Proxy Statement and definitive Proxy Statement ( when available) and other documents filed with the SEC by Graf through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Graf Industrial Cor p., 118 Vintage Park Blvd., Suite W - 222, Houston, TX 77070, Attention: James A. Graf, Chief Executive Officer, james@grafacq.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORI TY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO TH E C ONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation Graf and Velodyne and their respective directors and certain of their respective executive officers and other members of management and employe es may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of Graf is set forth in its Annual Report on Form 10 - K for t he fiscal year ended December 31, 2019. Additional information regarding the participants in the Proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary Proxy Statement and will be included in the definitive Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Stockholders, potential investors and other interested persons shou ld read the preliminary Proxy Statement and the definitive Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources as indicated above. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall ther e b e any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registratio n o r qualification under the securities laws of any such jurisdiction. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Graf, Velodyne and other companies, which are the property of their respective owners.

Page 4 | Highly Experienced Leadership Team David Hall Founder & Executive Chairman ▪ David Hall is a serial inventor and the Founder and Executive Chairman of Velodyne Lidar ▪ He is one of the original entrants in the DARPA Grand Challenge in 2005 and invented 3D Lidar to give autonomous vehicles real - time 360º vision ▪ Mr. Hall continues to serve as a visionary inventor whose technologies are enabling safe autonomous mobility Dr. Anand Gopalan Chief Executive Officer ▪ Anand Gopalan is a seasoned executive with experience building and leading world - wide engineering organizations and managing organizations through business model transitions ▪ Prior to succeeding Mr. Hall as CEO, Dr. Gopalan served as Velodyne’s CTO and as a VP of Engineering at Rambus, where he oversaw chip and IP development activities for the Memory and Interfaced Division ▪ Dr. Gopalan received his PhD in Electrical engineering and Microsystems Engineering from the Rochester Institute of Technology Andrew Hamer Chief Financial Officer ▪ Drew Hamer is a seasoned finance executive with over 25 years of financial leadership experience at public and private technology companies ▪ Prior to joining Velodyne, Mr. Hamer managed investor relations, implemented financial efficiencies, raised capital, and oversaw the expansion of financial and business operations at various companies around the world ▪ Mr. Hamer is a member of Financial Executives International, the American Institute of CPAs and the Florida Institute of CPAs James Graf Chief Executive Officer of Graf Industrial ▪ Jim Graf is a renowned businessman with over 32 years of deal making and international capital markets experience ▪ Mr. Graf has completed four successful SPAC transactions as both sponsor/CFO (Global Eagle/Row44/Advanced Inflight Alliance, Silver Eagle/Videocon d2h, Double Eagle/Williams Scotsman) and as a board director (Platinum Eagle/Target Logistics) ▪ Mr. Graf was previously Founder and CEO of Praedea Solutions and spent nearly 15 years in investment banking at Merrill Lynch, Morgan Stanley, and elsewhere Michael Dee Chief Financial Officer of Graf Industrial ▪ Michael Dee is an experienced deal maker with nearly three decades of public markets, corporate finance, private equity and M&A experience ▪ Mr. Dee was a Senior Advisor at the Asian Infrastructure Investment Bank in Beijing and a member of its Investment Committees ▪ He was previously a Senior Managing Director at Temasek , Singapore’s sovereign investment company, and spent over 26 years at Morgan Stanley in a variety of senior positions across the globe

Page 5 | Investment Highlights ____________________ (1) As of December 2019. (2) Per FactSet data as of July 17, 2020. Peer group includes Ambarella , Ballard, Cree, Melexis , Mobileye , Nikola, Nvidia , Plug Power, Tesla, and Xilinx. Metrics reflect CY2021E values. Mobileye reflects pre - announcement unaffected metrics as of March 10, 2017 . ▪ Entrenched Customer Relationships with high switching costs ▪ Extensive and defendable patent portfolio ▪ Broad product portfolio ( sensor + software ) with proven volume manufacturing Deep Defendable Competitive Moats ▪ Lidar is critical to “safety first” culture ▪ Our drive to lower ASPs is accelerating adoption across industries Strong Secular Trends ▪ Estimated $800mm + in contracted revenue through 2024 (~ 50% of 2024 is contracted) ▪ Opportunity for 60%+ revenue CAGR from 2020 - 2024 Highly - Visible Growth ▪ First mover eclipsing the market share of our nearest competitor ▪ 300+ customers with $570mm of cumulative revenue since 2010 (1) Established Market L eader ▪ Would be only pure - play public lidar company ▪ Pro forma valuation at a substantial discount vs comparable companies (2) Scarce Investment at Attractive Valuation 1 2 3 4 5

Page 6 | Agenda Technology Overview 2 Appendix Financial Summary 4 Company Overview 1 Manufacturing / Go - To - Market 3

Company Overview

Page 8 | 2005 Invented Real - Time 3D Lidar 2007 Began World’s First Commercial Production of Real - Time 3D Lidar Leading Lidar Technology TODAY ▪ Dominated the market for 13 years ▪ Broad product portfolio ▪ Cumulative sales of over $570 million (1) ▪ 300+ customers, including major OEMs and leading Tech companies ▪ Global sales and mass scale manufacturing ▪ 25+ new market segments outside automotive ▪ Backed by industry - leading strategic investors , including Ford, Baidu , Nikon and Hyundai Mobis HIGHLIGHTS ____________________ (1) As of December 2019. We Are The First Mover and Market Leader

Page 9 | Velodyne is THE Leading Lidar Provider ____________________ (1) Based on volume and price arrangements as of June 1, 2020 . Contracts represent agreed upon terms and conditions but do not include firm commitment purchase orders. Actual sales may differ materi all y from projected volume. (2) As of June 1, 2020. (3) Represents the number of unique customers including distributors that purchased smart vision solutions from us in 2017, 2018 and 2019. (4) As of June 30, 2020. (5) As of December 31, 2019 . 2017 2018 2019 2005 - 2016 2020 David Hall invented smart v ision technology First real - time, 3D - lidar Launched Less than 1kg lidar Manufacturing a greement with Nikon Production partnership with Veoneer Opened advanced manufacturing facility in San Jose Launched 300 meter, high resolution lidar Launched Lidar for price - sensitive applications $680M+ 2024 Projected Revenue Opportunity 55+ Granted / Pending Patents (4) 300+ Customers (3) (5) HDL - 64E Puck Alpha Prime Velabit Launched Lidar for consumer ADAS Velarray Launched Near - object detection lidar Veladome Strategic i nvestment from Ford and Baidu Strategic i nvestment from Hyundai Mobis 16 Signed / Awarded Multi - Year Contracts (2) Acquired Mapper.ai Strategic i nvestment from Nikon 40,000 + Units Shipped ~50% Contracted (1)

Page 10 | Velodyne Product Roadmap Surround View Rotational Hybrid Solid State Directional Solid State Broad Product Portfolio Full Range of Form Factors Superior Perception Low Power Consumption Durability Hemispherical Architectures Key Technologies Embedded Signal Processing Software Proprietary Calibration and Manufacturing IP Portfolio Custom ASICs Micro - Lidar Array Technology Tireless Innovation to Bring New Technologies and Products HDL - 64E HDL - 32E VLP - 16 (Puck Series) VLP - 32 (Ultra Puck Series) VLS - 128 (Alpha Prime) VelaDome Announced Future Products Vella TM Software Velarray Velabit Sensors are Ruggedized and Leverage Tightly Integrated Hardware and Software Solutions Software

Page 11 | Margin Expansion Through Increasing Software Content Vella ™ Software + Low Cost Velabit for cost efficient, highly profitable ADAS Software s olutions power the Vela Family of lidar products, designed for automotive ADAS applications ▪ Velodyne acquired Mapper.ai with 25 engineers in 2019. ▪ Auto Pilot, Collision Avoidance, Pedestrian Automotive Emergency Braking, and more available in 2020. ▪ ADAS applications enabled by the Vela Family of products and solutions contribute to roughly half of our current contracts. ▪ Multiple OEMs are in development on Velodyne ADAS projects, with initial deliverables in 2020 . ▪ High margin software subscriptions on broad installed base and IP licensing are expected to drive incremental revenues and profitability. Vella TM Collision Warning System

Page 12 | Our Investments Drive Gross Margin Expansion at Scale Fully automated wafer - scale lidar manufacturing processes Micro - L idar Arrays and custom ASICs enable mass production at lower unit cost Partnerships add capacity and opportunity for higher margins Established low cost production in Thailand Transitioning Q3’20 Completed Transition Technology Miniaturization Manufacturing Partnerships Overseas Production Proprietary Manufacturing IP (NYSE: FN) (TSE: 7731) (NYSE: VNE) Velarray VLP - 16

Page 13 | ADAS & other applications comprise majority of revenue Autonomous Vehicles (AV) Advanced Driver Assistance Systems (ADAS) Robotics and Industrial Mapping Shuttles Smart City Delivery Autonomous Vehicles (AV) Robotics and Industrial Mapping Highly affordable Many form factors Proven durability Many applications Lidar Today 2017 Today Very expensive Limited form factors Developing durability Limited applications Lidar 2017 $ $ $ $ We Are Much More than an Autonomous Vehicle Company

Page 14 | Highly Diversified Projects Across Industries ____________________ Note: The chart above reflects a visual representation of how Velodyne believes the market is developing based on multi - year commercial demands that Velodyne currently sees from customers and is not indicative of projected revenue or unit shipment. Signed and awarded contracts represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders ar e r eceived. To date, shipments under and revenue from these signed contracts have not been material. Based on data as of June 1, 2020 . (Chart represents sensor units ) (Stages of projects shown in the above table vary from signed / awarded phase to pre - RFI phase) Number of Projects Advanced Driver Assistance Systems (ADAS) 58 Autonomous Vehicles (AV) 35 Delivery 11 Mapping 10 Robotics & Industrial 34 Shuttles 11 Smart City 6 Total 165 165 Projects Could Potentially Yield a Total of ~8M Units Shipped by 2025 ADAS AV Delivery Mapping Smart City Shuttles 2020 2021 2022 2023 2024 2025

Page 15 | Velodyne Believes It Is Well - Positioned to Capture Growth Win Additional Commercialization Contracts Capitalize on Regulatory and End Customer Demands for Transportation Safety Develop Licensing Opportunities Penetrate High Volume Markets Expand Manufacturing Partnerships Expand Global Customer Base and Channel Relationships Expand Software Offerings Pursue Acquisitions Vella TM

Page 16 | Velodyne’s Competitive Moats High switching cost as customers spend years and millions of dollars developing and validating solutions around Velodyne’s technology, including system design and software development Automated manufacturing techniques, deployed at high - quality manufacturing partners, drive down costs and expand our TAM at high margins and scale Technology, products and manufacturing methods protected by comprehensive global patent portfolio One - stop source for all machine vision needs across broad end - market applications Expect that p ublic currency and well - capitalized balance sheet will enable us to drive selective industry consolidation and further differentiate us from competitors 1 5 3 2 4 1 2 5 3 4 Entrenched Customer Relationships Driving ASP Reductions Defendable IP Portfolio Diverse Product Portfolio Access to Capital

Page 17 | Velodyne is a Thought Leader for Safety Hold Annual World Safety Summit Proposed Standardization of Active Safety Requirements Advocacy and Outreach Educating Safety Via White Papers And many more… Example: Velodyne - Proposed Guidelines for Standardized Five Diamond Rating System for Automatic Emergency Braking and Steering

Page 18 | Strong And Experienced Public Company Leadership David Hall Founder & Executive Chairman Rick Tewell Chief Operating Officer Drew Hamer Chief Financial Officer Dr. Anand Gopalan Chief Executive Officer Mike Jellen Chief Customer Officer Marta Thoma Hall Chief Marketing Officer James Graf Chief Executive Officer of Graf Industrial Michael Dee President and Chief Financial Officer of Graf Industrial

Technology Overview

Page 20 | Traditional Vision Solutions Alone Have Severe Limitations Lack of precision at range Poor object detection and recognition at range, dangerous optical illusions Localization: lack of mapping Field of view: multiple sensors required Poor performance at night, dawn and dusk Poor performance in direct sunlight Camera High - Resolution Radar Shortcomings

Page 21 | Velodyne Offers Multiple Lidar Architectures Surround View Directional Hemispherical View Velarray Velabit VelaDome Sees 360 - degrees around the vehicle simultaneously Best - in - class distance perception Broad portfolio offering Long - range directional vision Subtle vehicle integration Robust solution for mass adoption Ultrawide field - of - view for near - range perception Excellent resolution and point density Tailored to blind spot monitoring HDL - 64E HDL - 32E VLP - 16 (Puck Series) VLS - 128 (Alpha Prime) Each Of Our Products Is Built With Solid State Lidar Announced Future Product Announced Future Product

Page 22 | Advanced Manufacturing Design for Manufacturing Precision Alignment Techniques Calibration Methodologies Key Technologies for Smart Vision 21 Issued Patents 4 Allowed Patents 41 Pending Patents Embedded Software and Algorithms Custom ASICs Converts Unstructured Data to Structured Data Maintains High Accuracy Across Operating Conditions Enables Advanced Levels of Functionality Micro - Lidar Arrays Enables Miniaturization Of Lidar Automotive - Grade Qualified Proprietary ASIC Designs Lidar - Specific Data Converters Enhanced Range and Power Efficiency To Be Implemented in Announced Future Products (1) (1) (1) ____________________ (1) U.S. patent portfolio as of June 30, 2020. To Be Implemented in Announced Future Products

Page 23 | HDL - 64E OS1 Pandar40M OS0 HDL - 32E Puck Alpha Prime Pandar64 Ultra Puck Pandar40P ____________________ Source: Public company websites and product datasheets. (1) Long - Range defined as 200m and above and Short - to - Mid Range defined as less than 200m . Chart reflects sensors for which stats are disclosed on company websites and product datasheets. Velarray InnovizOne InnovizPro Velabit Scala B3 Long - Range Surround View Short - to - Mid Range Surround View Directional Performance (Range x Resolution x Field of View) Velodyne is THE At - Scale Market Leader We Have the Broadest Product Portfolio with Superior Software - Driven Performance (1) Alpha Prime Pandar40P InnovizPro InnovizOne OS0 HDL - 64E Ultra Puck OS1 Pandar64 Velabit Puck HDL - 32E Velarray Scala B3 Pandar40M

Page 24 | Why Majority of Velodyne Products are 905nm 905nm (pulsed) Low Standard silicon detectors Very high sensitivity Can use low cost solid - state lasers Lower eye safety margin but can be made eye safe Mature components available from multiple suppliers Due to the use of only solid state components, amenable to significant miniaturization Absorption in Atmosphere Detector Technology Lasers Eye Safety Supply chain maturity Miniaturization 1550nm (pulsed) At least 2 - 4 times worse in rain Expensive InGaAs Detectors Low sensitivity Fiber laser needed to achieve high laser power to overcome atmospheric absorption and worse detectors Higher eye safety margin but use of higher power laser poses a threat to eye safety InGaAs detectors without multiple suppliers. Fiber lasers expensive and not widely available in automotive grade. Fiber laser will always require a separate laser source that is actively cooled and placed in a different location such as vehicle trunk

Manufacturing / Go - To - Market

Page 26 | Deep Manufacturing Roots 1983 2007 2020 Velodyne Acoustics founded by David Hall with origins in patented servo subwoofers Began commercial production of 3D Lidar Improving mass production with proprietary tooling technologies

Page 27 | Japan United States Canada Manufacturing Site VLS - 128 and Velarray Manufacturing Partner Automotive Sensor Manufacturing Site VLP - 32 and Future VLS - 128 Manufacturing Site VLP - 16 and Future Velarray Worldwide Manufacturing Footprint In Process In Process

Page 28 | Global Manufacturing Capacity to Address Growing Demand San Jose, USA Sendai, Japan Chonburi, Thailand

Page 29 | Diversified End - Markets Mobility Drones Public Utility Mapping Smart City Last Mile Defense Security Industrial Over half of our revenue in 2019 was from non - automotive applications

Page 30 | Velodyne Addresses a Massive Market Opportunity ____________________ Note: Based on Company estimates. (1) Automotive includes Autonomous Vehicles and Commercial Vehicles. (2) Includes construction, mining, agriculture, warehouse, forklift and other off road vehicles. 2022 2026 Greenfield Opportunity in Early Development / Unexplored Markets Additional Monetization Opportunity in Core TAM Core TAM ADAS and Automotive (1) Industrial (2) ADAS and Automotive (1) Building Information Monitoring Natural Disaster Damage Assessment Security / Surveillance Retail Analytics Pedestrian Monitoring Traffic Monitoring ~$11.9B Drones Autonomous Mobile Robots 3D Mapping $0.3B $0.5B $1.0B $2.8B $7.2B $16.8B

Page 31 | Sales Footprint Direct Sales / Service Reselling Partner / Integrator

Page 32 | ▪ Technology differentiation ▪ Long - term contracted volume arrangements ▪ Lengthy and rigorous validation process Barriers to Entry: Robust Durability of Installed Customer Base A ▪ High switching costs Why We Have a Sticky Customer Base C D Request for Information (RFI) Request for Quotation (RFQ) Production Contract Our Commitment in Platform Development Drives Customer Loyalty B

Financial Summary

Page 34 | How Our Contracts Typically Work 3 - 6 months 1 - 6 months Discovery Up to 12 months Initial Testing Up to 12 months Production (Recurring) Year 1 Year 2 Year 3 Year 4 Year 5 Pre - RFI RFI Software Development and Validation Hardware System Validation RFQ ▪ Customers typically buy products on a spot basis for several years during pre - contract process ▪ Customers forecast purchase volume for each contract year, with contracted ASPs for indicated volume ▪ C ontracted ASPs drop as volumes increase ▪ Binding purchase order for Year 1 confirmed upon signing contract ▪ Non - recurring engineering (NRE) revenues may be generated in Year 1 of contracts ▪ Purchase orders for subsequent years typically to be confirmed by September, providing solid visibility on production volume and revenues more than a year forward ▪ Velodyne can renegotiate pricing upward, at its discretion, if projected volume for any year drops more than 20% below forecast System Specification Purchase Order for Year 1 Contract Awarded / Signed Contract

Page 35 | Demand Curve Reflects a Growing Market Opportunity Velodyne is currently in the process of negotiating RFIs , RFQs, and long - term contracts with many customers. The below pipeline only reflects identified projects as of June 1, 2020 . $7Bn+ Cumulative Revenue Opportunity (2020 – 2025) (Chart represents sensor units ) RFQ RFI Pre - RFI Signed/Awarded ____________________ Note: The chart above reflects a visual representation of how we believe the market is developing based on multi - year commercial demands t hat we currently see from customers and is not indicative of projected revenue or unit shipment. (1) Signed and awarded contracts represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purcha se orders are received. To date, shipments under and revenue from these signed contracts have not been material. Based on data a s o f June 1, 2020 . (2) Additional Pipeline includes RFQ, RFI, and Pre - RFI projects. Pre - RFI projects are defined as i ) a particular sensor and/or sensor set for a project has been identified, ii) the goal for a particular project has been ide nti fied, iii) pricing and the future ASP have been discussed, iv) an approximate volume growth over the next 2 - 5 years has been discussed and identified and v) multiple meetings have taken place regarding the project with several technical discussion. T her e can be no assurance that any pre - RFI projects will result in significant future unit sales within any specific time frame, if at all . (3) $7 billion+ represents estimated cumulative revenue opportunities inclusive of our signed and awarded contracts and current a ddi tional pipeline. 165 Projects In Funnel (2) (3) 2020 2021 2022 2023 2024 2025 Number of Current Contracts / Pipeline Signed / Awarded 16 Additional Pipeline 149 Total 165 January 2019 1 January 2020 3 June 2020 16 Signed & Awarded Progression

Page 36 | Projected Revenue ($mm) Application 2020 2021 2022 2023 2024 Last Mile Delivery (1) $9.3 $26.4 $75.5 $150.0 $149.3 RoboTaxi 15.5 14.3 33.4 96.0 123.5 ADAS 5.4 7.6 17.7 47.0 53.2 Shuttles 1.9 2.9 3.5 Mapping 0.6 0.9 0.8 Robotics 0.2 0.4 0.9 Smart City 0.2 0.6 0.6 Total Signed & Awarded (16 Contracts) $33.1 $53.0 $132.4 $293.0 $326.0 % of Projected Revenue 32.6% 34.9% 53.1% 71.1% 47.7% Projected Total Revenue $101.7 $152.0 $249.4 $412.1 $684.1 Summary of Multi - Year Contracts ____________________ Note: A warded multi - year contracts represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase o rders are received. (1) One customer accounts for $316.3mm in cumulative projected revenue between 2020 and 2024. Number of Signed and Awarded Contracts January 2019 1 January 2020 3 June 2020 16

Page 37 | Product Mix Trend By Revenue Surround - View Lidar (5) Services License, Subscription Vela Family % Product Mix Trend By Revenue Revenue Detail ____________________ Note: 2020 and beyond are estimates of potential revenue opportunities. (1) Net Sales Revenue adjusted for one - time customer refund $4.1mm. Full Year US GAAP Net Revenue is $101.4mm . (2) Excludes approximately $ 36mm of revenue, less taxes and financing, expected to be recognized in connection with the settlement of certain legal actions described in Note 13 of the preliminary proxy. (3) Includes sales from multi year agreements plus software and subscription revenue for 2021 - 2024. (4) Includes sales that are not part of a multi year agreement, generally spot buys used for development of new programs. (5) Includes VLS - 128, HDL - 64, VLP - 32, HDL - 32 and VLP - 16. (1) FY17 FY18 FY19 FY20E FY21E FY22E FY23E FY24E $182.1 $142.9 $105.5 $101.7 $152.0 $249.4 $412.1 $684.1 FY2017 FY2018 FY2019 FY2020E FY2021E FY2022E FY2023E FY2024E Pre - Production Spot Buys (4) Commercial Revenue (3) Weighted ASP ($) ~$17,900 ~$10,800 ~$7,100 ~$5,200 ~$3,800 ~$1,000 ~$700 ~$600 ASP reduction proactively driven by Velodyne to drive lidar adoption ($ in mm) (2)

Page 38 | Velodyne Forecasts Positive EBITDA and FCF in FY22 EBITDA (1) % of Revenue EBITDA (1) ($ in mm) ($ in mm) Free Cash Flow % of Revenue ($55.7) ($52.0) ($7.5) $15.5 $56.7 $148.8 (52.8%) (51.2%) (4.9%) 6.2% 13.8% 21.8% FY19 FY20E FY21E FY22E FY23E FY24E ($48.5) ($85.6) ($4.1) $6.6 $29.9 $103.7 (45.9%) (84.2%) (2.7%) 2.6% 7.3% 15.2% FY19 FY20E FY21E FY22E FY23E FY24E Free Cash Flow (2) ____________________ (1) Numbers in the chart represents Adjusted EBITDA, defined as Operating Income plus Depreciation & Amortization and other one - time charges. Please reference page titled, “Reconciliation of Non - GAAP Financials” in the back of this presentation. (2) Free Cash Flow defined as Cash Flow from Operations minus Capital Expenditures. Please reference page titled, “Reconciliation of Non - GAAP Financials” in the back of this presentation. (1)

Page 39 | Our Investments Drive Gross Margin Expansion at Scale Gross Margin Projections How We Expect to Realize This Expansion B Fully automated wafer scale lidar manufacturing processes A MLA and custom ASICs enable mass production at lower unit costs C Partnerships add capacity and opportunity for higher margins D Established low cost production in Thailand Transitioning Q3’20 Completed Transition E Purpose - built software to drive further margin expansion Vella TM E ($ in mm) $33.8 $32.0 $70.6 $125.6 $219.5 $395.3 32.1% 31.5% 46.4% 50.4% 53.3% 57.8% 17.6% 20.7% 40.1% 43.0% 44.5% 45.6% FY19 FY20E FY21E FY22E FY23E FY24E D Gross Profit Total Gross Margin Sensor Gross Margin

Page 40 | $56.9 $51.4 $51.7 $69.8 $98.9 $136.8 53.9% 50.5% 34.0% 28.0% 24.0% 20.0% FY19 FY20E FY21E FY22E FY23E FY24E $20.1 $23.7 $16.0 $21.2 $29.3 $48.6 19.0% 23.3% 10.5% 8.5% 7.1% 7.1% FY19 FY20E FY21E FY22E FY23E FY24E $21.9 $18.5 $19.8 $27.4 $41.2 $68.4 20.7% 18.2% 13.0% 11.0% 10.0% 10.0% FY19 FY20E FY21E FY22E FY23E FY24E Continuing Operating Leverage to Drive Profitability R&D % of Revenue R&D Expenses S&M Expenses G&A Expenses S&M % of Revenue G&A % of Revenue ($ in mm) ($ in mm) ($ in mm) ____________________ Note: These projections are based on the assumption that we will continue to execute on our vision outlined elsewhere in this Pr esentation.

Page 41 | Who We Believe We Compare To (And Who We Don't) Computing Platforms Vision - Based Software - Rich Solutions Disruptive AutoTech Players Redundancy is increasingly recognized as essential to road safety Lidar is becoming a standard feature for ADAS and AV Lidar serves as a primary modality of machine perception We are a pure - play vision provider Our products enable a breadth of solutions across end markets We are creating an ecosystem around our software - embedded hardware Legacy Tier 1s End markets limited to automotive Limited technological innovation

Page 42 | Thank You!

Page 43 | Reconciliation of Non - GAAP Financials Adj. EBITDA Free Cash Flow ($ Million) FY17A FY18A FY19A FY20E FY21E FY22E FY23E FY24E GAAP Operating Income $24.8 ($56.2) ($69.0) ($65.2) ($16.8) $7.2 $50.1 $141.5 Customer Refund $0.0 $0.0 $4.1 $0.0 $0.0 $0.0 $0.0 $0.0 Legal Settlement $0.0 $0.0 $0.0 $2.5 $0.0 $0.0 $0.0 $0.0 Restructuring and Other Costs $0.0 $0.0 $0.0 $1.2 $0.0 $0.0 $0.0 $0.0 Depreciation & Ammortization $3.4 $7.9 $9.3 $9.5 $9.3 $8.3 $6.6 $7.3 Adj. EBITDA $28.2 ($48.3) ($55.7) ($52.0) ($7.5) $15.5 $56.7 $148.8 ($ Million) FY17A FY18A FY19A FY20E FY21E FY22E FY23E FY24E Cash Flow from Operations ($12.6) ($30.5) ($43.2) ($82.5) ($0.1) $12.6 $37.9 $111.7 Capital Expenditures $18.1 $6.9 $5.2 $3.1 $4.0 $6.0 $8.0 $8.0 Free Cash Flow ($30.7) ($37.4) ($48.5) ($85.6) ($4.1) $6.6 $29.9 $103.7